Dreyfus

New York
Municipal
Income, Inc.

Semi-Annual
Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus New York Municipal Income, Inc. for the six-month period ended March 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 1.26%.* During the reporting period, the fund produced income dividends exempt from federal, New York State and New York City personal income taxes of $.278 per share.** This is equivalent to an annualized tax-free distribution rate per share of 5.58%.***

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your fund's fiscal period; however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   Moderating economic growth in the U.S., a negligible rate of inflation, and relatively low interest rates continue to foster a positive atmosphere for municipal bonds. As measured by commonly accepted indexes, municipal bond yields have moved very little over the last six-month period, compared to yields of U.S. Treasury bonds. Treasuries, of course, were affected uniquely because of the safe haven they provided during the economic and currency collapses of several foreign countries; lately there has been some liquidation of Treasuries as recovery in several foreign nations began, thus their price movements have been more volatile.

   Municipal yields continue to be historically generous vis-a-vis Treasury bond yields, and that lends support to current price levels. Presently, municipal bonds with maturities of 20 years and longer provide federally tax-free yields that exceed 90% of the taxable yields provided by Treasury bonds with comparable maturities. Also helping to firm up price levels of municipal bonds is a shortage of supply in the new-issue market. So far in 1999, newly marketed issues amount to just 77% of 1998's volume. Some reduction in 1999 is expected when compared to 1998, when a number of refundings helped to swell that year's total issuance to $284 billion, but at this time new issues are running somewhat behind expectations for 1999.

   Demand continues to be sparked by the after-tax benefits of municipal bond ownership, recognized mainly by individuals and crossover buyers, the latter being buyers who commonly operate in both taxable and tax-exempt markets, depending on yield ratios and after-tax benefits. Institutional demand is not especially strong right now, and that demand is very specific, centering on coupon, maturity and several technical features. With supply and demand well balanced, and no discernible indications of rising inflation and higher interest rates, it appears that the municipal environment will continue to be hospitable.

Portfolio Focus

   The fund has always sought to maximize tax-exempt income for the New York resident. The interest-rate environment provided us with limited opportunities to enhance yield during the period, and that challenge has continued. As the fund has aged, many of the issues purchased in a high-interest-rate environment have been called and replaced with lower-yielding paper. The improvement in the New York economy has resulted in rating upgrades for many of the New York issues. These upgrades have further reduced the yield on issues that in the past were useful vehicles for dividend enhancement. The competition for yield paper continued to tighten and resulted in a contraction in spreads. Therefore, it was necessary to reduce the dividend earlier this calendar year from $.047 to $.045 per share, to reflect market conditions. It is realistic to expect that a further reduction will be necessary. Even with the change in the dividend, the fund was providing an annualized distribution rate of 5.43% based on the most recent dividend and closing stock price on March 31, 1999.

   Included in this report is a series of detailed statements outlining the fund's holdings and financial condition. We hope they are informative.

                                      Very truly yours,

                                      /s/Richard J. Moynihan

                                      Richard J. Moynihan
                                      Director, Municipal Portfolio Management
                                      The Dreyfus Corporation
April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.
**   Some income may be subject to state and local income taxes for non-New
     York residents and, for certain shareholders, to the Federal Alternative Minimum Tax (AMT).
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period, adjusted for capital gain distributions.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments                             March 31, 1999 (Unaudited)
                                                                                               Principal
Long-Term Municipal Investments--98.9%                                                          Amount              Value
-------------------------------------------------------------------------------             ------------       ------------
New York--87.6%
Albany Industrial Development Agency, LR
   (New York Assembly Building Project) 7.75%, 1/1/2010........................             $  1,150,000       $  1,238,642
Erie County Industrial Development Agency, Life Care Community Revenue
   (Episcopal Church Home) 5.875%, 2/1/2018....................................                1,500,000          1,502,355
New York City, Refunding 7.25%, 8/15/2007......................................                1,500,000          1,789,635
New York City Housing Development Corp., Mortgage Revenue
   (South Williamsburg Cooperative) 7.90%, 2/1/2023 (Insured; SONYMA) .........                  695,000            722,480
New York City Industrial Development Agency:
   Civic Facility Revenue (YMCA of Greater New York Project)
        8%, 8/1/2016 (Prerefunded 8/1/2001) (a)................................                1,000,000          1,112,180
   IDR:
        (Brooklyn Navy Yard--Cogen Partners) 5.75%, 10/1/2036..................                1,000,000          1,025,820
        Refunding (LaGuardia Association lp Project) 6%, 11/1/2028.............                1,000,000          1,004,160
   Special Facility Revenue (American Airlines Inc. Project):
        5.40%, 7/1/2019 (Guaranteed; AMR Corp.)................................                1,390,000          1,406,152
        6.90%, 8/1/2024........................................................                  500,000            550,150
   (Terminal One Group Association Project) 6%, 1/1/2019.......................                1,100,000          1,166,902
New York City Municipal Water Finance Authority, Water and Sewer System Revenue
   7.75%, 6/15/2020 (Prerefunded 6/15/2001) (a)................................                1,250,000          1,378,100
New York State Dormitory Authority, Revenue:
   Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014.............                1,000,000          1,149,050
   Refunding (State University Educational Facilities)
        6%, 5/15/2025 (Prerefunded 5/15/2005) (a)..............................                1,000,000          1,126,500
   Secured Hospital (Saint Agnes Hospital) 5.40%, 2/15/2025....................                1,200,000          1,204,320
New York State Environmental Facilities Corp., SWDR (Occidental Petroleum Corp.)
   5.70%, 9/1/2028.............................................................                1,600,000          1,636,528
New York State Housing Finance Agency, Revenue, Refunding (Health Facilities -
   New York City) 8%, 11/1/2008 (Prerefunded 11/1/2000) (a)....................                  660,000            719,888
New York State Mortgage Agency, Homeownership Mortgage Revenue:
   6.05%, 4/1/2026.............................................................                  975,000          1,043,055
   6.125%, 4/1/2027............................................................                2,000,000          2,154,160
   6.40%, 4/1/2027.............................................................                  990,000          1,078,417
New York State Power Authority, Revenue and General Purpose, Refunding
   6.50%, 1/1/2019 (Prerefunded 1/1/2002) (a)..................................                1,000,000          1,091,830
Onondaga County Industrial Development Agency, IDR (Weyerhaeuser Project)
   9%, 10/1/2007...............................................................                1,200,000          1,506,600
Port Authority of New York and New Jersey 6.50%, 12/1/2012.....................                1,000,000          1,063,520
Scotia Housing Authority, Housing Revenue (Coburg Village Inc. Project)
    6.20%, 7/1/2038............................................................                1,150,000          1,162,857
Suffolk County Industrial Development Agency, IDR, Refunding
   (Nissequogue Cogen Partners Facility) 5.50%, 1/1/2023.......................                1,500,000          1,507,860
United Nations Development Corp., Revenue, Refunding
   5.60%, 7/1/2026.............................................................                1,000,000          1,009,670

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments                             March 31, 1999 (Unaudited)
                                                                                              Principal
Long-Term Municipal Investments (continued)                                                     Amount              Value
-------------------------------------------------------------------------------             ------------       ------------
New York (continued)
Watervliet Housing Authority, Residential Housing (Beltrone Living Center
Project)
   6.125%, 6/1/2038.............................................................            $  1,000,000       $  1,001,580
Yonkers Industrial Development Agency, Civic Facility Revenue
   (Saint Joseph's Hospital) 6.20%, 3/1/2020....................................               1,600,000          1,599,024

U.S. Related--10.7%
Commonwealth of Puerto Rico 7.514%, 7/1/2018 (Insured; AMBAC) (b,c).............               1,500,000          1,715,625
Commonwealth of Puerto Rico Highway and Transportation Authority, Transportation Revenue,
   Refunding 6.83%, 7/1/2038 (b)................................................               1,000,000            991,320
Commonwealth of Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
   7.90%, 7/1/2007.............................................................                  225,000            230,283
Virgin Islands Territory, Special Tax Revenue (Hugo Insurance Claims Funds Program)
   7.75%, 10/1/2006 (Prerefunded 10/1/2001) (a)................................                1,005,000          1,100,405
                                                                                                               ------------
TOTAL INVESTMENTS
   (cost $34,872,220)..........................................................                    98.3%        $36,989,068
                                                                                                   -----       ------------
                                                                                                   -----       ------------

CASH AND RECEIVABLES (NET).....................................................                     1.7%      $     655,421
                                                                                                   -----       ------------
                                                                                                   -----       ------------

NET ASSETS.....................................................................                    100.0%       $37,644,489
                                                                                                   -----       ------------
                                                                                                   -----       ------------

Summary of Abbreviations
-------------------------------------------------------------------------------
AMBAC     American Municipal Bond Assurance Corporation     SONYMA     State of New York Mortgage Agency
IDR       Industrial Development Revenue                    SWDR       Solid Waste Disposal Revenue
LR        Lease Revenue

Summary of Combined Ratings
-------------------------------------------------------------------------------
Fitch    or     Moody's     or     Standard & Poor's     Percentage of Value
-----           -------            -----------------     -------------------
AAA             Aaa                AAA                        19.3%
AA              Aa                 AA                         13.5
A               A                  A                          18.1
BBB             Baa                BBB                        16.2
Not Rated (d)   Not Rated (d)      Not Rated (d)              32.9
                                                            -------
                                                             100.0%
                                                            -------
                                                            -------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security-the interest rate is subject to change periodically.
(c) Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in a transaction exempt from registration, normally to a qualified institutional buyer. At March 31 1999, this security amounted to $1,715,625 or 4.6% of net assets.
(d) Securities which, while not rated by Fitch, Moody's and Standard &
    Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)
                                                                                                 Cost                  Value
                                                                                             -----------           -----------
ASSETS:            Investments in securities--See Statement of Investments.....              $34,872,220           $36,989,068
                   Cash........................................................                                         23,484
                   Interest receivable.........................................                                        695,683
                   Prepaid expenses............................................                                            433
                                                                                                                  ------------
                                                                                                                    37,708,668
                                                                                                                  ------------
LIABILITIES:       Due to The Dreyfus Corporation and affiliates...............                                         24,849
                   Accrued expenses............................................                                         39,330
                                                                                                                  ------------
                                                                                                                        64,179
                                                                                                                  ------------
NET ASSETS.....................................................................                                    $37,644,489
                                                                                                                  ------------
                                                                                                                  ------------
REPRESENTED BY:    Paid-in capital.............................................                                    $35,422,997
                   Accumulated undistributed investment income--net............                                         16,253
                   Accumulated net realized gain (loss) on investments.........                                         88,391
                   Accumulated net unrealized appreciation (depreciation)
                      on investments--Note 4...................................                                      2,116,848
                                                                                                                  ------------
NET ASSETS.....................................................................                                    $37,644,489
                                                                                                                  ------------
                                                                                                                  ------------
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized)................                                      3,816,899

NET ASSET VALUE per share......................................................                                          $9.86
                                                                                                                  ------------
                                                                                                                  ------------
                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Operations              Six Months Ended March 31, 1999 (Unaudited)

INVESTMENT INCOME

INCOME             Interest Income.............................................                                    $ 1,167,578

EXPENSES:          Management fee--Note 3(a)...................................                $   132,095
                   Directors' fees and expenses--Note 3(c).....................                     19,132
                   Professional fees...........................................                      9,470
                   Shareholder servicing costs--Note 3(b)......................                      9,111
                   Shareholders' reports.......................................                      5,084
                   Registration fees...........................................                      3,333
                   Custodian fees--Note 3(b)...................................                      1,588
                   Miscellaneous...............................................                      5,269
                                                                                               -----------
                     Total Expenses............................................                                        185,082
                                                                                                                   -----------
INVESTMENT INCOME--NET.........................................................                                        982,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments.....................               $     90,588
                   Net unrealized appreciation (depreciation) on investments...                   (600,699)
                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                       (510,111)
                                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                    $   472,385
                                                                                                                   -----------
                                                                                                                   -----------
                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
                                                                                              Six Months Ended
                                                                                                March 31, 1999        Year Ended
                                                                                                 (Unaudited)      September 30, 1998
                                                                                              ----------------    ------------------
OPERATIONS:
   Investment income--net......................................................                $     982,496       $  2,072,134
   Net realized gain (loss) on investments.....................................                       90,588            101,972
   Net unrealized appreciation (depreciation) on investments...................                     (600,699)           351,783
                                                                                                 ------------       ------------
     Net Increase (Decrease) in Net Assets Resulting from Operations...........                      472,385          2,525,889
                                                                                                 ------------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net......................................................                   (1,059,086)        (2,180,966)
   Net realized gain on investments............................................                     (103,583)           (65,155)
                                                                                                 ------------       ------------
        Total Dividends........................................................                   (1,162,669)        (2,246,121)
                                                                                                 ------------       ------------
CAPITAL STOCK TRANSACTIONS:
   Dividends reinvested--Note 1(c).............................................                      135,908            316,319
                                                                                                 ------------       ------------
     Total Increase (Decrease) in Net Assets...................................                     (554,376)           596,087

NET ASSETS:
   Beginning of Period.........................................................                   38,198,865         37,602,778
                                                                                                 ------------       ------------
   End of Period...............................................................                  $37,644,489        $38,198,865
                                                                                                 ------------       ------------
                                                                                                 ------------       ------------
Undistributed investment income--net...........................................                  $    16,253        $    92,843
                                                                                                 ------------       ------------
                                                                                                    Shares             Shares
                                                                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS:
   Increase in Shares Outstanding as a Result of Dividends Reinvested..........                       13,696             31,520
                                                                                                 ------------       ------------
                                                                                                 ------------       ------------
                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the
Fund's shares.

                                                 Six Months Ended
                                                  March 31, 1999                         Year Ended September 30,
                                                                      ------------------------------------------------------
PER SHARE DATA:                                     (Unaudited)        1998        1997        1996        1995        1994
                                                    -----------       ------      ------      ------      ------      ------
   Net asset value, beginning of period..........     $10.04          $  9.97     $  9.90     $10.10      $  9.92     $10.65
                                                      ------           ------      ------     ------       ------     ------
   Investment Operations:
   Investment income--net........................        .26              .55         .58        .59          .61        .61
   Net realized and unrealized gain (loss)
        on investments...........................       (.13)             .12         .12       (.14)         .18       (.72)
                                                      ------           ------      ------     ------       ------     ------
   Total from Investment Operations..............        .13              .67         .70        .45          .79       (.11)
                                                      ------           ------      ------     ------       ------     ------
   Distributions:
   Dividends from investment income--net.........       (.28)            (.58)       (.60)      (.60)        (.60)      (.61)
   Dividends from net realized gain on investments      (.03)            (.02)       (.03)      (.05)        (.01)      (.01)
                                                      ------           ------      ------     ------       ------     ------
   Total Distributions...........................       (.31)            (.60)       (.63)      (.65)        (.61)      (.62)
                                                      ------           ------      ------     ------       ------     ------
   Net asset value, end of period................     $ 9.86           $10.04      $ 9.97     $ 9.90       $10.10     $ 9.92
                                                      ------           ------      ------     ------       ------     ------
                                                      ------           ------      ------     ------       ------     ------
   Market value, end of period...................   $9 15/16         $10 3/16     $10 1/4    $10 1/4     $9 11/16     $    9
                                                      ------           ------      ------     ------       ------     ------
                                                      ------           ------      ------     ------       ------     ------
TOTAL INVESTMENT RETURN(1).......................      1.16%(2)          5.43%       6.58%     12.92%        14.7     (17.78%)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.......       .98%(2)          1.06%       1.03%      1.03%        1.05%      1.02%
   Ratio of net investment income
        to average net assets....................      5.21%(2)          5.49%       5.85%      5.94%        6.19%      5.98%
   Portfolio Turnover Rate.......................     10.27%(3)         21.43%      16.53%      9.59%       12.55%      5.94%
   Net Assets, end of period (000's Omitted).....   $37,644           $38,199      $37,603   $37,127      $37,715     $37,038

-------------------
(1)     Calculated based on market value.
(2)     Annualized.
(3)     Not annualized.

                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
   Dreyfus New York Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

   On March 31, 1999, the Board of Directors declared a cash dividend of $.045 per share from investment income-net, payable on April 29, 1999 to shareholders of record as of the close of business on April 15, 1999.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 1999, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 1999.

   (b) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1999, the Fund was charged $6,300 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended March 31, 1999, the Fund was charged $1,588 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999 amounted to $3,874,338 and $5,070,290, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $2,116,848, consisting of $2,118,454 gross unrealized appreciation and $1,606 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
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                             OFFICERS AND DIRECTORS
                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                                200 Park Avenue
                               New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz

Officers
President and Treasurer
   Marie E. Connolly
Vice President and Secretary
   Margaret W. Chambers
Vice President and Assistant Treasurer
   Mary A. Nelson
Vice President, Assistant Treasurer and Assistant Secretary
   Stephanie Pierce
Vice President and Assistant Treasurer
   George A. Rio
Vice President and Assistant Treasurer
   Joseph F. Tower, III
Vice President and Assistant Secretary
   Douglas C. Conroy
Vice President and Assistant Secretary
   Christopher J. Kelley
Vice President and Assistant Secretary
   Kathleen K. Morrisey
Vice President and Assistant Secretary
   Elba Vasquez

Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samuel J. Weinstock
Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation

Custodian
Mellon Bank, N.A.

Counsel
Stroock & Stroock & Lavan LLP

Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.

Stock Exchange Listing
AMEX Symbol: DNM

Initial SEC Effective Date
10/21/88

The Net Asset Value appears in
the following publications:
Barron's, Closed-End Bond Funds
section under the heading
"Municipal Bond Funds" every
Monday; Wall Street Journal,
Mutual Funds section under the
heading "Closed-End Bond Funds"
every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds--Single State Municipal
Bond Funds" every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

Dreyfus New York Municipal
Income, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660



Printed in U.S.A.     858SA993